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                                                            Exhibit 23.3







                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Republic Industries, Inc. of our report dated 12 June 1997 relating to the consolidated financial statements of Eurodollar (Holdings) plc, which appears in the Current Report on Form 8-K of Republic Industries, Inc., dated 20 February 1998.




PRICE WATERHOUSE

Leicester, England
  June 15, 1998.